Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking (“CCB”)	11–14
Corporate & Investment Bank (“CIB”)	15–17
Commercial Banking (“CB”)	18–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures	28
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 305–311 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 166-171 and pages 172-174, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31,
2022.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									SIX MONTHS ENDED JUNE 30,
								2Q22 Change					2022 Change
SELECTED INCOME STATEMENT DATA	2Q22		1Q22	4Q21	3Q21		2Q21	1Q22	2Q21	2022		2021	2021
Reported Basis
Total net revenue	$30,715		$30,717	$29,257	$29,647		$30,479	—%	1%	$61,432		$62,745	(2)%
Total noninterest expense	18,749		19,191	17,888	17,063		17,667	(2)	6	37,940		36,392	4
Pre-provision profit (a)	11,966		11,526	11,369	12,584		12,812	4	(7)	23,492		26,353	(11)
Provision for credit losses	1,101		1,463	(1,288)	(1,527)		(2,285)	(25)	NM	2,564		(6,441)	NM
NET INCOME	8,649		8,282	10,399	11,687		11,948	4	(28)	16,931		26,248	(35)

Managed Basis (b)
Total net revenue	31,630		31,590	30,349	30,441		31,395	—	1	63,220		64,514	(2)
Total noninterest expense	18,749		19,191	17,888	17,063		17,667	(2)	6	37,940		36,392	4
Pre-provision profit (a)	12,881		12,399	12,461	13,378		13,728	4	(6)	25,280		28,122	(10)
Provision for credit losses	1,101		1,463	(1,288)	(1,527)		(2,285)	(25)	NM	2,564		(6,441)	NM
NET INCOME	8,649		8,282	10,399	11,687		11,948	4	(28)	16,931		26,248	(35)

EARNINGS PER SHARE DATA
Net income: Basic	$2.77		$2.64	$3.33	$3.74		$3.79	5	(27)	$5.40		$8.30	(35)
Diluted	2.76		2.63	3.33	3.74		3.78	5	(27)	5.39		8.28	(35)
Average shares: Basic	2,962.2		2,977.0	2,977.3	2,999.9		3,036.6	—	(2)	2,969.6		3,054.9	(3)
Diluted	2,966.3		2,981.0	2,981.8	3,005.1		3,041.9	—	(2)	2,973.7		3,060.3	(3)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$330,237		$400,379	$466,206	$483,748		$464,778	(18)	(29)	$330,237		$464,778	(29)
Common shares at period-end	2,932.6		2,937.1	2,944.1	2,955.3		2,988.2	—	(2)	2,932.6		2,988.2	(2)
Book value per share	86.38		86.16	88.07	86.36		84.85	—	2	86.38		84.85	2
Tangible book value per share (“TBVPS”) (a)	69.53		69.58	71.53	69.87		68.91	—	1	69.53		68.91	1
Cash dividends declared per share	1.00		1.00	1.00	1.00	(f)	0.90	—	11	2.00		1.80	11

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	13%		13%	16%	18%		18%			13%		21%
Return on tangible common equity (“ROTCE”) (a)	17		16	19	22		23			16		26
Return on assets	0.89		0.86	1.08	1.24		1.29			0.87		1.44

CAPITAL RATIOS (d)
Common equity Tier 1 (“CET1”) capital ratio	12.2%	(e)	11.9%	13.1%	12.9%		13.0%			12.2%	(e)	13.0%
Tier 1 capital ratio	14.0	(e)	13.7	15.0	15.0		15.1			14.0	(e)	15.1
Total capital ratio	15.7	(e)	15.4	16.8	16.9		17.1			15.7	(e)	17.1
Tier 1 leverage ratio	6.2	(e)	6.2	6.5	6.6		6.6			6.2	(e)	6.6
Supplementary leverage ratio (“SLR”)	5.3	(e)	5.2	5.4	5.5		5.4			5.3	(e)	5.4

(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 9 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Quarterly ratios are based upon annualized amounts.
(d)The capital metrics reflect the relief provided by the Federal Reserve Board (the “Federal Reserve”) in response to the COVID-19 pandemic, including the Current Expected Credit Losses ("CECL") capital transition provisions. Beginning January 1, 2022, the $2.9 billion CECL capital benefit recognized as of December 31, 2021, is being phased out at 25% per year over a three-year period. As of June 30, 2022 and March 31, 2022, CET1 capital reflected the remaining $2.2 billion CECL benefit. For the periods ended December 31, 2021, September 30, 2021 and June 30, 2021, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $2.9 billion, $3.3 billion and $3.8 billion, respectively. Refer to Capital Risk Management on pages 35-40 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 and pages 86-96 of the Firm’s 2021 Form 10-K for additional information.
(e)Estimated.
(f)On September 21, 2021, the Board of Directors declared a quarterly common stock dividend of $1.00 per share.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q22 Change				2022 Change
	2Q22	1Q22		4Q21		3Q21		2Q21	1Q22	2Q21	2022	2021	2021
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$3,841,314	$3,954,687		$3,743,567		$3,757,576		$3,684,256	(3)%	4%	$3,841,314	$3,684,256	4%
Loans:
Consumer, excluding credit card loans	317,212	312,489		323,306		328,164		329,685	2	(4)	317,212	329,685	(4)
Credit card loans	165,494	152,283		154,296		143,166		141,802	9	17	165,494	141,802	17
Wholesale loans	621,449	608,513		600,112		573,285		569,467	2	9	621,449	569,467	9
Total Loans	1,104,155	1,073,285		1,077,714		1,044,615		1,040,954	3	6	1,104,155	1,040,954	6

Deposits:
U.S. offices:
Noninterest-bearing	714,478	721,401		711,525	(d)	686,457	(d)	639,114	(1)	12	714,478	639,114	12
Interest-bearing	1,343,802	1,412,589		1,359,932	(d)	1,314,073	(d)	1,281,432	(5)	5	1,343,802	1,281,432	5
Non-U.S. offices:
Noninterest-bearing	26,983	27,542		26,229		28,589		24,723	(2)	9	26,983	24,723	9
Interest-bearing	386,281	399,675		364,617		373,234		359,948	(3)	7	386,281	359,948	7
Total deposits	2,471,544	2,561,207		2,462,303		2,402,353		2,305,217	(4)	7	2,471,544	2,305,217	7

Long-term debt	288,212	293,239		301,005		298,465		299,926	(2)	(4)	288,212	299,926	(4)
Common stockholders’ equity	253,305	253,061		259,289		255,203		253,548	—	—	253,305	253,548	—
Total stockholders’ equity	286,143	285,899		294,127		290,041		286,386	—	—	286,143	286,386	—

Loans-to-deposits ratio	45%	42%		44%		43%		45%			45%	45%

Headcount	278,494	273,948		271,025		265,790		260,110	2	7	278,494	260,110	7

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR	$54	$63	(c)	$37		$36	(d)	$43	(14)	26

LINE OF BUSINESS NET REVENUE (a)
Consumer & Community Banking	$12,614	$12,229		$12,275		$12,521		$12,760	3	(1)	$24,843	$25,277	(2)
Corporate & Investment Bank	11,947	13,529		11,534		12,396		13,214	(12)	(10)	25,476	27,819	(8)
Commercial Banking	2,683	2,398		2,612		2,520		2,483	12	8	5,081	4,876	4
Asset & Wealth Management	4,306	4,315		4,473		4,300		4,107	—	5	8,621	8,184	5
Corporate	80	(881)		(545)		(1,296)		(1,169)	NM	NM	(801)	(1,642)	51
TOTAL NET REVENUE	$31,630	$31,590		$30,349		$30,441		$31,395	—	1	$63,220	$64,514	(2)

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking (b)	$3,100	$2,895		$4,147		$4,351		$5,645	7	(45)	$5,995	$12,432	(52)
Corporate & Investment Bank (b)	3,725	4,385		4,543		5,647		5,020	(15)	(26)	8,110	10,944	(26)
Commercial Banking (b)	994	850		1,234		1,409		1,422	17	(30)	1,844	2,603	(29)
Asset & Wealth Management (b)	1,004	1,008		1,125		1,196		1,156	—	(13)	2,012	2,416	(17)
Corporate (b)	(174)	(856)		(650)		(916)		(1,295)	80	87	(1,030)	(2,147)	52
NET INCOME	$8,649	$8,282		$10,399		$11,687		$11,948	4	(28)	$16,931	$26,248	(35)

(a)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(b)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(c)Refer to Corporate & Investment Bank credit portfolio VaR on page 17 for a further discussion of VaR.
(d)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q22 Change				2022 Change
REVENUE	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	2022	2021	2021
Investment banking fees	$1,586	$2,008	$3,494	$3,282	$3,470	(21)%	(54)%	$3,594	$6,440	(44)%
Principal transactions	4,990	5,105	2,182	3,546	4,076	(2)	22	10,095	10,576	(5)
Lending- and deposit-related fees	1,873	1,839	1,784	1,801	1,760	2	6	3,712	3,447	8
Asset management, administration and commissions	5,240	5,362	5,549	5,257	5,194	(2)	1	10,602	10,223	4
Investment securities gains/(losses)	(153)	(394)	52	(256)	(155)	61	1	(547)	(141)	(288)
Mortgage fees and related income	378	460	315	600	551	(18)	(31)	838	1,255	(33)
Card income	1,133	975	1,100	1,005	1,647	16	(31)	2,108	2,997	(30)
Other income	540	1,490	1,180	1,332	1,195	(64)	(55)	2,030	2,318	(12)
Noninterest revenue	15,587	16,845	15,656	16,567	17,738	(7)	(12)	32,432	37,115	(13)
Interest income	18,646	15,496	15,019	14,480	14,094	20	32	34,142	28,365	20
Interest expense	3,518	1,624	1,418	1,400	1,353	117	160	5,142	2,735	88
Net interest income	15,128	13,872	13,601	13,080	12,741	9	19	29,000	25,630	13
TOTAL NET REVENUE	30,715	30,717	29,257	29,647	30,479	—	1	61,432	62,745	(2)

Provision for credit losses	1,101	1,463	(1,288)	(1,527)	(2,285)	(25)	NM	2,564	(6,441)	NM

NONINTEREST EXPENSE
Compensation expense	10,301	10,787	9,065	9,087	9,814	(5)	5	21,088	20,415	3
Occupancy expense	1,129	1,134	1,202	1,109	1,090	—	4	2,263	2,205	3
Technology, communications and equipment expense	2,376	2,360	2,461	2,473	2,488	1	(5)	4,736	5,007	(5)
Professional and outside services	2,469	2,572	2,703	2,523	2,385	(4)	4	5,041	4,588	10
Marketing	881	920	947	712	626	(4)	41	1,801	1,377	31
Other expense (a)	1,593	1,418	1,510	1,159	1,264	12	26	3,011	2,800	8
TOTAL NONINTEREST EXPENSE	18,749	19,191	17,888	17,063	17,667	(2)	6	37,940	36,392	4
Income before income tax expense	10,865	10,063	12,657	14,111	15,097	8	(28)	20,928	32,794	(36)
Income tax expense	2,216	1,781	2,258	2,424	3,149	24	(30)	3,997	6,546	(39)
NET INCOME	$8,649	$8,282	$10,399	$11,687	$11,948	4	(28)	$16,931	$26,248	(35)

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$2.77	$2.64	$3.33	$3.74	$3.79	5	(27)	$5.40	$8.30	(35)
Diluted earnings per share	2.76	2.63	3.33	3.74	3.78	5	(27)	5.39	8.28	(35)

FINANCIAL RATIOS
Return on common equity (b)	13%	13%	16%	18%	18%			13%	21%
Return on tangible common equity (b)(c)	17	16	19	22	23			16	26
Return on assets (b)	0.89	0.86	1.08	1.24	1.29			0.87	1.44
Effective income tax rate	20.4	17.7	17.8	17.2	20.9			19.1	20.0
Overhead ratio	61	62	61	58	58			62	58

(a)Included Firmwide legal expense of $73 million, $119 million, $137 million, $76 million and $185 million for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively, and $192 million and $213 million for the six months ended June 30, 2022 and June 30, 2021 respectively.
(b)Quarterly ratios are based upon annualized amounts.
(c)Refer to page 28 for further discussion of ROTCE.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
							Jun 30, 2022
							Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,		Mar 31,	Jun 30,
	2022	2022	2021	2021	2021		2022	2021
ASSETS
Cash and due from banks	$27,215	$26,165	$26,438	$25,857	$26,592		4%	2%
Deposits with banks	642,045	728,367	714,396	734,012	678,829		(12)	(5)
Federal funds sold and securities purchased under
resale agreements	322,156	301,875	261,698	282,161	260,987		7	23
Securities borrowed	202,393	224,852	206,071	202,987	186,376		(10)	9
Trading assets:
Debt and equity instruments	384,260	437,892	376,494	447,993	454,268	(a)	(12)	(15)
Derivative receivables	81,317	73,636	57,081	67,908	66,320	(a)	10	23
Available-for-sale (“AFS”) securities	222,069	312,875	308,525	251,590	232,161		(29)	(4)
Held-to-maturity (”HTM”) securities, net of allowance for credit losses	441,649	366,585	363,707	343,542	341,476		20	29
Investment securities, net of allowance for credit losses	663,718	679,460	672,232	595,132	573,637		(2)	16
Loans	1,104,155	1,073,285	1,077,714	1,044,615	1,040,954		3	6
Less: Allowance for loan losses	17,750	17,192	16,386	18,150	19,500		3	(9)
Loans, net of allowance for loan losses	1,086,405	1,056,093	1,061,328	1,026,465	1,021,454		3	6
Accrued interest and accounts receivable	145,442	152,207	102,570	116,395	125,253		(4)	16
Premises and equipment	26,770	26,916	27,070	26,996	26,631		(1)	1
Goodwill, MSRs and other intangible assets	59,360	58,485	56,691	56,566	54,655		1	9
Other assets	200,233	188,739	181,498	175,104	209,254		6	(4)
TOTAL ASSETS	$3,841,314	$3,954,687	$3,743,567	$3,757,576	$3,684,256		(3)	4

LIABILITIES
Deposits	$2,471,544	$2,561,207	$2,462,303	$2,402,353	$2,305,217		(4)	7
Federal funds purchased and securities loaned or sold
under repurchase agreements	222,719	223,858	194,340	254,920	245,437		(1)	(9)
Short-term borrowings	58,422	57,586	53,594	50,393	51,938		1	12
Trading liabilities:
Debt and equity instruments	137,891	144,280	114,577	126,058	127,822		(4)	8
Derivative payables	52,417	57,803	50,116	53,485	56,045		(9)	(6)
Accounts payable and other liabilities	313,326	320,671	262,755	268,604	297,082		(2)	5
Beneficial interests issued by consolidated VIEs	10,640	10,144	10,750	13,257	14,403		5	(26)
Long-term debt	288,212	293,239	301,005	298,465	299,926		(2)	(4)
TOTAL LIABILITIES	3,555,171	3,668,788	3,449,440	3,467,535	3,397,870		(3)	5

STOCKHOLDERS’ EQUITY
Preferred stock	32,838	32,838	34,838	34,838	32,838		—	—
Common stock	4,105	4,105	4,105	4,105	4,105		—	—
Additional paid-in capital	88,614	88,260	88,415	88,357	88,194		—	—
Retained earnings	282,445	277,177	272,268	265,276	256,983		2	10
Accumulated other comprehensive income/(loss)	(14,369)	(9,567)	(84)	963	2,570		(50)	NM
Treasury stock, at cost	(107,490)	(106,914)	(105,415)	(103,498)	(98,304)		(1)	(9)
TOTAL STOCKHOLDERS’ EQUITY	286,143	285,899	294,127	290,041	286,386		—	—
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,841,314	$3,954,687	$3,743,567	$3,757,576	$3,684,256		(3)	4

(a)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q22 Change				2022 Change
AVERAGE BALANCES	2Q22	1Q22	4Q21		3Q21		2Q21		1Q22	2Q21	2022	2021	2021
ASSETS
Deposits with banks	$694,644	$742,311	$767,713		$756,653		$721,214		(6)%	(4)%	$718,346	$676,658	6%
Federal funds sold and securities purchased under resale agreements	305,132	294,951	268,953		262,679		255,831		3	19	300,070	272,704	10
Securities borrowed	207,437	218,030	207,059		189,418		190,785		(5)	9	212,704	182,945	16
Trading assets - debt instruments	273,736	272,116	260,555		275,860		277,024		1	(1)	272,931	299,710	(9)
Investment securities	672,799	671,165	642,675		565,344		585,084		—	15	671,987	583,779	15
Loans	1,093,106	1,068,637	1,060,254		1,042,591		1,024,633		2	7	1,080,939	1,019,109	6
All other interest-earning assets (a)	139,040	134,741	130,646		127,241		122,624		3	13	136,902	117,117	17
Total interest-earning assets	3,385,894	3,401,951	3,337,855		3,219,786		3,177,195		—	7	3,393,879	3,152,022	8
Trading assets - equity and other instruments	151,309	156,908	150,770		177,315		199,288	(g)	(4)	(24)	154,093	181,746	(15)
Trading assets - derivative receivables	84,483	67,334	66,024		65,574		70,212	(g)	25	20	75,956	72,459	5
All other noninterest-earning assets	289,957	280,595	277,006		262,544		281,992		3	3	285,301	264,857	8
TOTAL ASSETS	$3,911,643	$3,906,788	$3,831,655		$3,725,219		$3,728,687		—	5	$3,909,229	$3,671,084	6
LIABILITIES
Interest-bearing deposits	$1,790,421	$1,781,320	$1,731,609	(g)	$1,677,837	(g)	$1,669,376		1	7	$1,785,896	$1,640,085	9
Federal funds purchased and securities loaned or
sold under repurchase agreements	233,376	250,215	234,504		240,912		261,343		(7)	(11)	241,749	281,254	(14)
Short-term borrowings (b)	50,833	47,871	46,456		43,759		46,185		6	10	49,360	44,120	12
Trading liabilities - debt and all other interest-bearing liabilities (c)	274,435	263,025	246,675		241,297		246,666		4	11	268,762	238,836	13
Beneficial interests issued by consolidated VIEs	10,577	10,891	11,906		14,232		15,117		(3)	(30)	10,733	16,145	(34)
Long-term debt	246,195	254,180	255,710		257,593		248,552		(3)	(1)	250,165	244,000	3
Total interest-bearing liabilities	2,605,837	2,607,502	2,526,860		2,475,630		2,487,239		—	5	2,606,665	2,464,440	6
Noninterest-bearing deposits	741,891	734,233	736,203	(g)	691,622	(g)	654,419		1	13	738,083	634,403	16
Trading liabilities - equity and other instruments	40,937	43,394	40,645		35,505		35,397		(6)	16	42,159	35,214	20
Trading liabilities - derivative payables	61,026	54,522	55,063		55,907		62,533		12	(2)	57,792	65,231	(11)
All other noninterest-bearing liabilities	181,128	181,105	184,241		178,770		205,584		—	(12)	181,116	192,091	(6)
TOTAL LIABILITIES	3,630,819	3,620,756	3,543,012		3,437,434		3,445,172		—	5	3,625,815	3,391,379	7
Preferred stock	32,838	33,526	34,838		34,229		32,666		(2)	1	33,180	31,496	5
Common stockholders’ equity	247,986	252,506	253,805		253,556		250,849		(2)	(1)	250,234	248,209	1
TOTAL STOCKHOLDERS’ EQUITY	280,824	286,032	288,643		287,785		283,515		(2)	(1)	283,414	279,705	1
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,911,643	$3,906,788	$3,831,655		$3,725,219		$3,728,687		—	5	$3,909,229	$3,671,084	6

AVERAGE RATES (d)
INTEREST-EARNING ASSETS
Deposits with banks	0.62%	0.13%	0.09%		0.09%		0.06%				0.37%	0.05%
Federal funds sold and securities purchased under resale agreements	0.71	0.55	0.47		0.35		0.27				0.63	0.30
Securities borrowed (e)	0.33	(0.16)	(0.28)		(0.15)		(0.19)				0.08	(0.18)
Trading assets - debt instruments	3.02	2.65	2.52		2.43		2.49				2.83	2.36
Investment securities	1.55	1.38	1.26		1.32		1.31				1.47	1.34
Loans	4.28	4.05	4.04		3.99		3.98				4.16	4.04
All other interest-earning assets (a)	1.85	0.97	0.87		0.64		0.66				1.42	0.69
Total interest-earning assets	2.22	1.86	1.80		1.80		1.79				2.04	1.83

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.20	0.04	0.03		0.03		0.03				0.12	0.03
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.80	0.19	0.13		0.20		0.09				0.49	0.05
Short-term borrowings (b)	0.73	0.32	0.26		0.26		0.30				0.53	0.31
Trading liabilities - debt and all other interest-bearing liabilities (c)(e)	0.69	0.30	0.20		0.09		0.08				0.50	0.07
Beneficial interests issued by consolidated VIEs	1.11	0.69	0.56		0.50		0.55				0.90	0.60
Long-term debt	2.54	1.72	1.61		1.62		1.70				2.13	1.81
Total interest-bearing liabilities	0.54	0.25	0.22		0.22		0.22				0.40	0.22

INTEREST RATE SPREAD	1.68	1.61	1.58		1.58		1.57				1.64	1.61
NET YIELD ON INTEREST-EARNING ASSETS	1.80	1.67	1.63		1.62		1.62				1.74	1.65
Memo: Net yield on interest-earning assets excluding Markets (f)	2.26	1.95	1.90		1.91		1.90				2.11	1.92
(a)    Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    Includes commercial paper.
(c)    All other interest-bearing liabilities include brokerage-related customer payables.
(d)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(e)    Negative interest income and yields are related to the impact of interest rates combined with the fees paid on client-driven securities borrowed balances. The negative interest expense related to prime brokerage customer payables is recognized in interest expense and reported within trading liabilities - debt and all other liabilities.
(f)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.
(g)    Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q22 Change				2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	2022	2021	2021
OTHER INCOME
Other income - reported	$540	$1,490	$1,180	$1,332	$1,195	(64)%	(55)%	$2,030	$2,318	(12)%
Fully taxable-equivalent adjustments (a)	812	775	984	690	807	5	1	1,587	1,551	2
Other income - managed	$1,352	$2,265	$2,164	$2,022	$2,002	(40)	(32)	$3,617	$3,869	(7)

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$15,587	$16,845	$15,656	$16,567	$17,738	(7)	(12)	$32,432	$37,115	(13)
Fully taxable-equivalent adjustments	812	775	984	690	807	5	1	1,587	1,551	2
Total noninterest revenue - managed	$16,399	$17,620	$16,640	$17,257	$18,545	(7)	(12)	$34,019	$38,666	(12)

NET INTEREST INCOME
Net interest income - reported	$15,128	$13,872	$13,601	$13,080	$12,741	9	19	$29,000	$25,630	13
Fully taxable-equivalent adjustments (a)	103	98	108	104	109	5	(6)	201	218	(8)
Net interest income - managed	$15,231	$13,970	$13,709	$13,184	$12,850	9	19	$29,201	$25,848	13

TOTAL NET REVENUE
Total net revenue - reported	$30,715	$30,717	$29,257	$29,647	$30,479	—	1	$61,432	$62,745	(2)
Fully taxable-equivalent adjustments	915	873	1,092	794	916	5	—	1,788	1,769	1
Total net revenue - managed	$31,630	$31,590	$30,349	$30,441	$31,395	—	1	$63,220	$64,514	(2)

PRE-PROVISION PROFIT
Pre-provision profit - reported	$11,966	$11,526	$11,369	$12,584	$12,812	4	(7)	$23,492	$26,353	(11)
Fully taxable-equivalent adjustments	915	873	1,092	794	916	5	—	1,788	1,769	1
Pre-provision profit - managed	$12,881	$12,399	$12,461	$13,378	$13,728	4	(6)	$25,280	$28,122	(10)

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$10,865	$10,063	$12,657	$14,111	$15,097	8	(28)	$20,928	$32,794	(36)
Fully taxable-equivalent adjustments	915	873	1,092	794	916	5	—	1,788	1,769	1
Income before income tax expense - managed	$11,780	$10,936	$13,749	$14,905	$16,013	8	(26)	$22,716	$34,563	(34)

INCOME TAX EXPENSE
Income tax expense - reported	$2,216	$1,781	$2,258	$2,424	$3,149	24	(30)	$3,997	$6,546	(39)
Fully taxable-equivalent adjustments	915	873	1,092	794	916	5	—	1,788	1,769	1
Income tax expense - managed	$3,131	$2,654	$3,350	$3,218	$4,065	18	(23)	$5,785	$8,315	(30)

OVERHEAD RATIO
Overhead ratio - reported	61%	62%	61%	58%	58%			62%	58%
Overhead ratio - managed	59	61	59	56	56			60	56

(a)Predominantly recognized in CIB, CB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q22 Change				2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	2022	2021	2021
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$12,614	$12,229	$12,275	$12,521	$12,760	3%	(1)%	$24,843	$25,277	(2)%
Corporate & Investment Bank	11,947	13,529	11,534	12,396	13,214	(12)	(10)	25,476	27,819	(8)
Commercial Banking	2,683	2,398	2,612	2,520	2,483	12	8	5,081	4,876	4
Asset & Wealth Management	4,306	4,315	4,473	4,300	4,107	—	5	8,621	8,184	5
Corporate	80	(881)	(545)	(1,296)	(1,169)	NM	NM	(801)	(1,642)	51
TOTAL NET REVENUE	$31,630	$31,590	$30,349	$30,441	$31,395	—	1	$63,220	$64,514	(2)

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$7,723	$7,720	$7,754	$7,238	$7,062	—	9	$15,443	$14,264	8
Corporate & Investment Bank	6,745	7,298	5,827	5,871	6,523	(8)	3	14,043	13,627	3
Commercial Banking	1,156	1,129	1,059	1,032	981	2	18	2,285	1,950	17
Asset & Wealth Management	2,919	2,860	2,997	2,762	2,586	2	13	5,779	5,160	12
Corporate	206	184	251	160	515	12	(60)	390	1,391	(72)
TOTAL NONINTEREST EXPENSE	$18,749	$19,191	$17,888	$17,063	$17,667	(2)	6	$37,940	$36,392	4

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,891	$4,509	$4,521	$5,283	$5,698	8	(14)	$9,400	$11,013	(15)
Corporate & Investment Bank	5,202	6,231	5,707	6,525	6,691	(17)	(22)	11,433	14,192	(19)
Commercial Banking	1,527	1,269	1,553	1,488	1,502	20	2	2,796	2,926	(4)
Asset & Wealth Management	1,387	1,455	1,476	1,538	1,521	(5)	(9)	2,842	3,024	(6)
Corporate	(126)	(1,065)	(796)	(1,456)	(1,684)	88	93	(1,191)	(3,033)	61
PRE-PROVISION PROFIT	$12,881	$12,399	$12,461	$13,378	$13,728	4	(6)	$25,280	$28,122	(10)

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$761	$678	$(1,060)	$(459)	$(1,868)	12	NM	$1,439	$(5,470)	NM
Corporate & Investment Bank	59	445	(126)	(638)	(79)	(87)	NM	504	(410)	NM
Commercial Banking	209	157	(89)	(363)	(377)	33	NM	366	(495)	NM
Asset & Wealth Management	44	154	(36)	(60)	(10)	(71)	NM	198	(131)	NM
Corporate	28	29	23	(7)	49	(3)	(43)	57	65	(12)
PROVISION FOR CREDIT LOSSES	$1,101	$1,463	$(1,288)	$(1,527)	$(2,285)	(25)	NM	$2,564	$(6,441)	NM

NET INCOME/(LOSS)
Consumer & Community Banking (a)	$3,100	$2,895	$4,147	$4,351	$5,645	7	(45)	$5,995	$12,432	(52)
Corporate & Investment Bank (a)	3,725	4,385	4,543	5,647	5,020	(15)	(26)	8,110	10,944	(26)
Commercial Banking (a)	994	850	1,234	1,409	1,422	17	(30)	1,844	2,603	(29)
Asset & Wealth Management (a)	1,004	1,008	1,125	1,196	1,156	—	(13)	2,012	2,416	(17)
Corporate (a)	(174)	(856)	(650)	(916)	(1,295)	80	87	(1,030)	(2,147)	52
TOTAL NET INCOME	$8,649	$8,282	$10,399	$11,687	$11,948	4	(28)	$16,931	$26,248	(35)

(a)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Jun 30, 2022
							Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,		Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2022 Change
	2022		2022	2021	2021	2021	2022	2021	2022	2021	2021
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$207,449	(e)	$207,903	$213,942	$209,917	$209,010	—%	(1)%
Tier 1 capital	239,725	(e)	240,076	246,162	244,207	241,356	—	(1)
Total capital	268,379	(e)	269,536	274,900	274,994	274,443	—	(2)
Risk-weighted assets	1,707,090	(e)	1,750,678	1,638,900	1,628,406	1,601,631	(2)	7
CET1 capital ratio	12.2%	(e)	11.9%	13.1%	12.9%	13.0%
Tier 1 capital ratio	14.0	(e)	13.7	15.0	15.0	15.1
Total capital ratio	15.7	(e)	15.4	16.8	16.9	17.1

Advanced
CET1 capital	$207,449	(e)	$207,903	$213,942	$209,917	$209,010	—	(1)
Tier 1 capital	239,725	(e)	240,076	246,162	244,207	241,356	—	(1)
Total capital	257,386	(e)	258,989	265,796	264,469	262,364	(1)	(2)
Risk-weighted assets	1,617,545	(e)	1,643,453	1,547,920	1,544,512	1,514,386	(2)	7
CET1 capital ratio	12.8%	(e)	12.7%	13.8%	13.6%	13.8%
Tier 1 capital ratio	14.8	(e)	14.6	15.9	15.8	15.9
Total capital ratio	15.9	(e)	15.8	17.2	17.1	17.3

Leverage-based capital metrics
Adjusted average assets (b)	$3,861,951	(e)	$3,857,783	$3,782,035	$3,675,803	$3,680,830	—	5
Tier 1 leverage ratio	6.2%	(e)	6.2%	6.5%	6.6%	6.6%

Total leverage exposure	$4,562,790	(e)	$4,586,537	$4,571,789	$4,463,904	$4,456,557	(1)	2
SLR	5.3%	(e)	5.2%	5.4%	5.5%	5.4%

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$253,305		$253,061	$259,289	$255,203	$253,548	—	—
Less: Goodwill	50,697		50,298	50,315	50,313	49,256	1	3
Less: Other intangible assets	1,224		893	882	902	850	37	44
Add: Certain deferred tax liabilities (d)	2,509		2,496	2,499	2,500	2,461	1	2
Total tangible common equity	$203,893		$204,366	$210,591	$206,488	$205,903	—	(1)

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$247,986		$252,506	$253,805	$253,556	$250,849	(2)	(1)	$250,234	$248,209	1%
Less: Goodwill	50,575		50,307	50,362	49,457	49,260	1	3	50,442	49,254	2
Less: Other intangible assets	1,119		896	896	849	864	25	30	1,007	877	15
Add: Certain deferred tax liabilities (d)	2,503		2,498	2,502	2,480	2,459	—	2	2,500	2,457	2
Total tangible common equity	$198,795		$203,801	$205,049	$205,730	$203,184	(2)	(2)	$201,285	$200,535	—

INTANGIBLE ASSETS (period-end)
Goodwill	$50,697		$50,298	$50,315	$50,313	$49,256	1	3
Mortgage servicing rights	7,439		7,294	5,494	5,351	4,549	2	64
Other intangible assets	1,224		893	882	902	850	37	44
Total intangible assets	$59,360		$58,485	$56,691	$56,566	$54,655	1	9

(a)The capital metrics reflect the relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including the CECL capital transition provisions. Beginning January 1, 2022, the $2.9 billion CECL capital benefit recognized as of December 31, 2021, is being phased out at 25% per year over a three-year period. As of June 30, 2022 and March 31, 2022, CET1 capital reflected the remaining $2.2 billion CECL benefit. For the periods ended December 31, 2021, September 30, 2021 and June 30, 2021, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $2.9 billion, $3.3 billion and $3.8 billion, respectively. Refer to Capital Risk Management on pages 35-40 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 and pages 86-96 of the Firm’s 2021 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill, inclusive of estimated equity method goodwill, and other intangible assets.
(c)Refer to page 28 for further discussion of TCE.
(d)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.
(e)Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q22 Change				2022 Change
	2Q22	1Q22	4Q21	3Q21		2Q21	1Q22	2Q21	2022	2021	2021
EARNINGS PER SHARE
Basic earnings per share
Net income	$8,649	$8,282	$10,399	$11,687		$11,948	4%	(28)%	$16,931	$26,248	(35)%
Less: Preferred stock dividends	410	397	426	402		393	3	4	807	772	5
Net income applicable to common equity	8,239	7,885	9,973	11,285		11,555	4	(29)	16,124	25,476	(37)
Less: Dividends and undistributed earnings allocated to
participating securities	44	40	46	56		59	10	(25)	85	130	(35)
Net income applicable to common stockholders	$8,195	$7,845	$9,927	$11,229		$11,496	4	(29)	$16,039	$25,346	(37)

Total weighted-average basic shares outstanding	2,962.2	2,977.0	2,977.3	2,999.9		3,036.6	—	(2)	2,969.6	3,054.9	(3)
Net income per share	$2.77	$2.64	$3.33	$3.74		$3.79	5	(27)	$5.40	$8.30	(35)

Diluted earnings per share
Net income applicable to common stockholders	$8,195	$7,845	$9,927	$11,229		$11,496	4	(29)	$16,039	$25,346	(37)
Total weighted-average basic shares outstanding	2,962.2	2,977.0	2,977.3	2,999.9		3,036.6	—	(2)	2,969.6	3,054.9	(3)
Add: Dilutive impact of stock appreciation rights (“SARs”) and employee stock options, unvested performance share units (“PSUs”) and nondividend-earning restricted stock units (“RSUs”)	4.1	4.0	4.5	5.2		5.3	2	(23)	4.1	5.4	(24)
Total weighted-average diluted shares outstanding	2,966.3	2,981.0	2,981.8	3,005.1		3,041.9	—	(2)	2,973.7	3,060.3	(3)
Net income per share	$2.76	$2.63	$3.33	$3.74		$3.78	5	(27)	$5.39	$8.28	(35)

COMMON DIVIDENDS
Cash dividends declared per share	$1.00	$1.00	$1.00	$1.00	(c)	$0.90	—	11	$2.00	$1.80	11
Dividend payout ratio	36%	38%	30%	27%		24%			37%	22%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	5.0	18.1	12.1	33.4		39.5	(72)	(87)	23.1	74.2	(69)
Average price paid per share of common stock	$124.88	$138.04	$165.47	$156.87		$156.83	(10)	(20)	$135.20	$150.95	(10)
Aggregate repurchases of common stock	622	2,500	2,008	5,240		6,201	(75)	(90)	3,122	11,200	(72)

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.5	11.0	1.1	0.5		0.6	(95)	(17)	11.5	12.9	(11)
Net impact of employee issuances on stockholders’ equity (b)	$398	$843	$147	$271		$276	(53)	44	$1,241	$943	32

(a)Effective May 1, 2022, the Firm replaced its previously approved program and is authorized to purchase up to $30 billion of common shares under a new equity repurchase program. As a result of the recent stress test results and anticipated increases in regulatory capital requirements, share repurchases have been temporarily suspended.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.
(c)On September 21, 2021, the Board of Directors declared a quarterly common stock dividend of $1.00 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q22 Change				2022 Change
	2Q22	1Q22	4Q21		3Q21	2Q21	1Q22	2Q21	2022	2021	2021
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$855	$805	$753		$786	$753	6%	14%	$1,660	$1,495	11%
Asset management, administration and commissions	947	929	950		893	866	2	9	1,876	1,671	12
Mortgage fees and related income	377	456	312		596	548	(17)	(31)	833	1,251	(33)
Card income	678	590	675		651	1,238	15	(45)	1,268	2,237	(43)
All other income	1,049	1,122	1,144		1,212	1,321	(7)	(21)	2,171	2,660	(18)
Noninterest revenue	3,906	3,902	3,834		4,138	4,726	—	(17)	7,808	9,314	(16)
Net interest income	8,708	8,327	8,441		8,383	8,034	5	8	17,035	15,963	7
TOTAL NET REVENUE	12,614	12,229	12,275		12,521	12,760	3	(1)	24,843	25,277	(2)

Provision for credit losses	761	678	(1,060)		(459)	(1,868)	12	NM	1,439	(5,470)	NM

NONINTEREST EXPENSE
Compensation expense	3,237	3,171	3,177		3,012	2,977	2	9	6,408	5,953	8
Noncompensation expense (a)	4,486	4,549	4,577		4,226	4,085	(1)	10	9,035	8,311	9
TOTAL NONINTEREST EXPENSE	7,723	7,720	7,754		7,238	7,062	—	9	15,443	14,264	8

Income/(loss) before income tax expense/(benefit)	4,130	3,831	5,581		5,742	7,566	8	(45)	7,961	16,483	(52)
Income tax expense/(benefit) (b)	1,030	936	1,434		1,391	1,921	10	(46)	1,966	4,051	(51)
NET INCOME/(LOSS) (b)	$3,100	$2,895	$4,147		$4,351	$5,645	7	(45)	$5,995	$12,432	(52)

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$6,558	$6,062	$6,172		$6,157	$6,016	8	9	$12,620	$11,651	8
Home Lending	1,001	1,169	1,084		1,400	1,349	(14)	(26)	2,170	2,807	(23)
Card & Auto	5,055	4,998	5,019		4,964	5,395	1	(6)	10,053	10,819	(7)

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	150	211	327		614	517	(29)	(71)	361	1,274	(72)
Net mortgage servicing revenue (c)	227	245	(15)		(18)	31	(7)	NM	472	(23)	NM
Mortgage fees and related income	$377	$456	$312		$596	$548	(17)	(31)	$833	$1,251	(33)

FINANCIAL RATIOS
ROE	24%	23%	32%	(b)	34%	44%			23%	49%
Overhead ratio	61	63	63		58	55			62	56

(a)Included depreciation expense on leased assets of $652 million, $694 million, $767 million, $769 million and $856 million for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively, and $1.3 billion and $1.8 billion for the six months ended June 30, 2022 and 2021, respectively.
(b)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(c)Included MSR risk management results of $28 million, $109 million, $(162) million, $(145) million and $(103) million for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively, and $137 million and $(218) million for the six months ended June 30, 2022 and 2021, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q22 Change				2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	2022	2021	2021
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$500,219	$486,183	$500,370	$493,169	$494,305	3%	1%	$500,219	$494,305	1%

Loans:
Consumer & Business Banking (a)	31,494	32,772	35,095	40,659	46,228	(4)	(32)	31,494	46,228	(32)
Home Lending (b)	176,939	172,025	180,529	179,489	179,371	3	(1)	176,939	179,371	(1)
Card	165,494	152,283	154,296	143,166	141,802	9	17	165,494	141,802	17
Auto	67,842	69,251	69,138	68,391	67,598	(2)	—	67,842	67,598	—
Total loans	441,769	426,331	439,058	431,705	434,999	4	2	441,769	434,999	2

Deposits	1,178,825	1,189,308	1,148,110	1,093,852	1,056,507	(1)	12	1,178,825	1,056,507	12
Equity	50,000	50,000	50,000	50,000	50,000	—	—	50,000	50,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$496,177	$488,967	$497,675	$491,512	$485,209	1	2	$492,592	$484,868	2

Loans:
Consumer & Business Banking	32,294	33,742	37,299	43,256	49,356	(4)	(35)	33,014	49,611	(33)
Home Lending (c)	177,330	176,488	183,343	181,150	177,444	—	—	176,911	179,832	(2)
Card	158,434	149,398	148,471	141,950	136,149	6	16	153,941	135,520	14
Auto	68,569	69,250	68,549	67,785	67,183	(1)	2	68,908	67,072	3
Total loans	436,627	428,878	437,662	434,141	430,132	2	2	432,774	432,035	—

Deposits	1,180,453	1,153,513	1,114,329	1,076,323	1,047,771	2	13	1,167,057	1,013,917	15
Equity	50,000	50,000	50,000	50,000	50,000	—	—	50,000	50,000	—

Headcount	130,907	129,268	128,863	126,586	125,300	1	4	130,907	125,300	4

(a)At June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021 included $1.5 billion, $2.9 billion, $5.4 billion, $11.1 billion and $16.7 billion of loans, respectively, in Business Banking under the Paycheck Protection Program (“PPP”). Refer to page 109 of the Firm’s 2021 Form 10-K for further information on the PPP.
(b)At June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, Home Lending loans held-for-sale and loans at fair value were $5.2 billion, $5.8 billion, $14.9 billion, $14.5 billion and $16.5 billion, respectively.
(c)Average Home Lending loans held-for sale and loans at fair value were $8.1 billion, $10.8 billion, $17.8 billion, $17.1 billion and $14.2 billion for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively, and $9.5 billion and $13.3 billion for the six months ended June 30, 2022 and 2021, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q22 Change				2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	2022	2021	2021
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)(c)	$4,217	$4,531	$4,875	$5,000	$5,256	(7)%	(20)%	$4,217	$5,256	(20)%
Net charge-offs/(recoveries)
Consumer & Business Banking	81	89	86	66	72	(9)	13	170	137	24
Home Lending	(68)	(69)	(71)	(74)	(79)	1	14	(137)	(130)	(5)
Card	580	506	479	495	755	15	(23)	1,086	1,738	(38)
Auto	18	27	21	4	(16)	(33)	NM	45	10	350
Total net charge-offs/(recoveries)	$611	$553	$515	$491	$732	10	(17)	$1,164	$1,755	(34)
Net charge-off/(recovery) rate
Consumer & Business Banking (d)	1.01%	1.07%	0.91%	0.61%	0.59%			1.04%	0.56%
Home Lending	(0.16)	(0.17)	(0.17)	(0.18)	(0.19)			(0.16)	(0.16)
Card	1.47	1.37	1.28	1.39	2.24			1.42	2.60
Auto	0.11	0.16	0.12	0.02	(0.10)			0.13	0.03
Total net charge-off/(recovery) rate	0.57	0.54	0.49	0.47	0.71			0.55	0.85

30+ day delinquency rate
Home Lending (e)(f)	0.85%	1.03%	1.25%	1.06%	1.08%			0.85%	1.08%
Card	1.05	1.09	1.04	1.00	1.01			1.05	1.01
Auto	0.69	0.57	0.64	0.46	0.42			0.69	0.42

90+ day delinquency rate - Card	0.51	0.54	0.50	0.49	0.54			0.51	0.54

Allowance for loan losses
Consumer & Business Banking	$697	$697	$697	$797	$897	—	(22)	$697	$897	(22)
Home Lending	785	785	660	630	630	—	25	785	630	25
Card	10,400	10,250	10,250	11,650	12,500	1	(17)	10,400	12,500	(17)
Auto	740	738	733	813	817	—	(9)	740	817	(9)
Total allowance for loan losses	$12,622	$12,470	$12,340	$13,890	$14,844	1	(15)	$12,622	$14,844	(15)

(a)At June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $257 million, $315 million, $342 million, $355 million and $397 million, respectively. These amounts have been excluded based upon the government guarantee. The amount of mortgage loans 90 or more days past due and insured by U.S. government agencies excluded at June 30, 2021 has been revised to conform with the current presentation. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)At June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, nonaccrual loans excluded $86 million, $179 million, $506 million and $5 million of PPP loans 90 or more days past due and guaranteed by the SBA, respectively. There were no PPP loans 90 or more days past due at June 30, 2021.
(c)Generally excludes loans that were under payment deferral programs offered in response to the COVID-19 pandemic. Includes loans to customers that have exited COVID-19 payment deferral programs and are 90 or more days past due, predominantly all of which were considered collateral-dependent at time of exit.
(d)At June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021 included $1.5 billion, $2.9 billion, $5.4 billion, $11.1 billion and $16.7 billion of loans, respectively, under the PPP. Given that PPP loans are guaranteed by the SBA, the Firm does not expect to realize material credit losses on these loans. Refer to page 109 of the Firm’s 2021 Form 10-K for further information on the PPP.
(e)At June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, the principal balance of loans under payment deferral programs offered in response to the COVID-19 pandemic was $513 million, $728 million, $1.1 billion, $3.1 billion and $5.2 billion in Home Lending, respectively. Loans that are performing according to their modified terms are generally not considered delinquent.
(f)At June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $315 million, $370 million, $405 million, $432 million and $483 million, respectively. These amounts have been excluded based upon the government guarantee. The amount of mortgage loans 30 or more days past due and insured by U.S. government agencies excluded at June 30, 2021 has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS															SIX MONTHS ENDED JUNE 30,
														2Q22 Change							2022 Change
	2Q22		1Q22		4Q21				3Q21		2Q21			1Q22	2Q21	2022		2021			2021
BUSINESS METRICS
Number of:
Branches	4,822		4,810		4,790				4,854		4,869			—%	(1)%	4,822		4,869			(1)%
Active digital customers (in thousands) (a)	60,735		60,286		58,857				57,961		56,915			1	7	60,735		56,915			7
Active mobile customers (in thousands) (b)	47,436		46,527		45,452				44,333		42,896			2	11	47,436		42,896			11

Debit and credit card sales volume (in billions)	$397.0		$351.5		$376.2				$349.9		$344.3			13	15	$748.5		$634.6			18

Consumer & Business Banking
Average deposits	$1,163,423		$1,136,115		$1,094,442				$1,056,254		$1,028,459			2	13	$1,149,844		$994,748			16
Deposit margin	1.31%		1.22%		1.22%				1.29%		1.28%					1.27%		1.29%
Business banking origination volume	$1,196		$1,028		$866				$835		$2,180		(g)	16	(45)	$2,224		$12,215		(g)	(82)
Client investment assets (c)	628,479		696,316		718,051				681,491		673,675			(10)	(7)	628,479		673,675			(7)
Number of client advisors	4,890		4,816		4,725				4,689		4,571			2	7	4,890		4,571			7

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$11.0		$15.1		$22.4				$23.7		$22.7			(27)	(52)	$26.1		$45.7			(43)
Correspondent	10.9		9.6		19.8				17.9		16.9			14	(36)	20.5		33.2			(38)
Total mortgage origination volume (d)	$21.9		$24.7		$42.2				$41.6		$39.6			(11)	(45)	$46.6		$78.9			(41)
Third-party mortgage loans serviced (period-end)	575.6		575.4		519.2		(f)		509.3		463.9			—	24	575.6		463.9			24
MSR carrying value (period-end)	7.4		7.3		5.5				5.3		4.5			1	64	7.4		4.5			64
Ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end)	1.29%		1.27%		1.06%			(f)	1.04%		0.97%					1.29%		0.97%
MSR revenue multiple (e)	4.45	x	4.70	x	3.79	x	(f)		3.85	x	3.59	x				4.61	x	3.59	x

Credit Card
Credit card sales volume, excluding Commercial Card (in billions)	$271.2		$236.4		$254.1				$232.0		$223.7			15	21	507.6		407.4			25
Net revenue rate	9.59%		9.87%		9.61%				9.74%		11.32%					9.72%		11.43%

Auto
Loan and lease origination volume (in billions)	$7.0		$8.4		$8.5				$11.5		$12.4			(17)	(44)	$15.4		$23.6			(35)
Average auto operating lease assets	14,866		16,423		17,629				18,753		19,608			(9)	(24)	15,640		19,952			(22)

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 20-22 for additional information.
(d)Firmwide mortgage origination volume was $27.9 billion, $30.2 billion, $48.2 billion, $46.1 billion and $44.9 billion for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively, and $58.1 billion and $88.1 billion for the six months ended June 30, 2022 and 2021, respectively.
(e)Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).
(f)Prior-period amounts have been revised to conform with the current presentation.
(g)Included $1.3 billion and $10.6 billion of origination volume under the PPP for the three and six months ended June 30, 2021, respectively. The program ended on May 31, 2021 for new applications.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q22 Change					2022 Change
	2Q22	1Q22	4Q21		3Q21	2Q21	1Q22	2Q21	2022	2021		2021
INCOME STATEMENT
REVENUE
Investment banking fees	$1,650	$2,050	$3,502		$3,297	$3,572	(20)%	(54)%	$3,700	$6,560		(44)%
Principal transactions	5,048	5,223	2,116		3,577	4,026	(3)	25	10,271	10,071		2
Lending- and deposit-related fees	641	641	654		634	633	—	1	1,282	1,226		5
Asset management, administration and commissions	1,330	1,339	1,252		1,240	1,246	(1)	7	2,669	2,532		5
All other income	80	704	624		313	435	(89)	(82)	784	611		28
Noninterest revenue	8,749	9,957	8,148		9,061	9,912	(12)	(12)	18,706	21,000		(11)
Net interest income	3,198	3,572	3,386		3,335	3,302	(10)	(3)	6,770	6,819		(1)
TOTAL NET REVENUE (a)	11,947	13,529	11,534		12,396	13,214	(12)	(10)	25,476	27,819		(8)

Provision for credit losses	59	445	(126)		(638)	(79)	(87)	NM	504	(410)		NM

NONINTEREST EXPENSE
Compensation expense	3,510	4,006	2,358		2,827	3,582	(12)	(2)	7,516	7,911		(5)
Noncompensation expense	3,235	3,292	3,469		3,044	2,941	(2)	10	6,527	5,716		14
TOTAL NONINTEREST EXPENSE	6,745	7,298	5,827		5,871	6,523	(8)	3	14,043	13,627		3

Income before income tax expense	5,143	5,786	5,833		7,163	6,770	(11)	(24)	10,929	14,602		(25)
Income tax expense (b)	1,418	1,401	1,290		1,516	1,750	1	(19)	2,819	3,658		(23)
NET INCOME (b)	$3,725	$4,385	$4,543		$5,647	$5,020	(15)	(26)	$8,110	$10,944		(26)

FINANCIAL RATIOS
ROE	14%	17%	21%	(b)	26%	23%			15%	26%	(b)
Overhead ratio	56	54	51		47	49			55	49
Compensation expense as percentage of total net revenue	29	30	20		23	27			30	28

REVENUE BY BUSINESS
Investment Banking	$1,351	$2,057	$3,206		$3,025	$3,424	(34)	(61)	$3,408	$6,275		(46)
Payments	1,463	1,854	1,801		1,624	1,453	(21)	1	3,317	2,845		17
Lending	410	321	263		244	229	28	79	731	494		48
Total Banking	3,224	4,232	5,270		4,893	5,106	(24)	(37)	7,456	9,614		(22)
Fixed Income Markets	4,711	5,698	3,334		3,672	4,098	(17)	15	10,409	9,859		6
Equity Markets	3,079	3,055	1,954		2,597	2,689	1	15	6,134	5,978		3
Securities Services	1,151	1,068	1,064		1,126	1,088	8	6	2,219	2,138		4
Credit Adjustments & Other (c)	(218)	(524)	(88)		108	233	58	NM	(742)	230		NM
Total Markets & Securities Services	8,723	9,297	6,264		7,503	8,108	(6)	8	18,020	18,205		(1)
TOTAL NET REVENUE	$11,947	$13,529	$11,534		$12,396	$13,214	(12)	(10)	$25,476	$27,819		(8)

(a)Includes tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $772 million, $737 million, $923 million, $641 million and $763 million for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively, and $1.5 billion for both the six months ended June 30, 2022 and 2021.
(b)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(c)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q22 Change					2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21		1Q22	2Q21	2022	2021		2021
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,403,558	$1,460,463	$1,259,896	$1,355,752	$1,363,992		(4)%	3%	$1,403,558	$1,363,992		3%
Loans:
Loans retained (a)	171,219	167,791	159,786	151,211	144,764		2	18	171,219	144,764		18
Loans held-for-sale and loans at fair value (b)	46,032	47,260	50,386	52,436	56,668		(3)	(19)	46,032	56,668		(19)
Total loans	217,251	215,051	210,172	203,647	201,432		1	8	217,251	201,432		8

Equity	103,000	103,000	83,000	83,000	83,000		—	24	103,000	83,000		24

SELECTED BALANCE SHEET DATA (average)
Total assets	$1,429,953	$1,407,835	$1,341,267	$1,331,240	$1,371,218		2	4	1,418,955	$1,332,755		6
Trading assets - debt and equity instruments	411,079	419,346	407,656	442,623	473,875	(g)	(2)	(13)	415,190	471,439	(g)	(12)
Trading assets - derivative receivables	83,582	66,692	65,365	64,730	69,392	(g)	25	20	75,184	71,411	(g)	5
Loans:
Loans retained (a)	169,909	160,976	153,595	149,826	140,096		6	21	165,467	138,454		20
Loans held-for-sale and loans at fair value (b)	48,048	51,398	52,429	53,712	52,376		(7)	(8)	49,714	49,042		1
Total loans	217,957	212,374	206,024	203,538	192,472		3	13	215,181	187,496		15

Equity	103,000	103,000	83,000	83,000	83,000		—	24	103,000	83,000		24

Headcount	69,447	68,292	67,546	66,267	64,261		2	8	69,447	64,261		8

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$38	$20	$23	$2	$(12)		90	NM	$58	$(19)		NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (c)	697	871	584	547	783		(20)	(11)	697	783		(11)
Nonaccrual loans held-for-sale and loans at fair value (d)	840	949	844	1,234	1,187		(11)	(29)	840	1,187		(29)
Total nonaccrual loans	1,537	1,820	1,428	1,781	1,970		(16)	(22)	1,537	1,970		(22)

Derivative receivables	447	597	316	393	481		(25)	(7)	447	481		(7)
Assets acquired in loan satisfactions	84	91	91	95	95		(8)	(12)	84	95		(12)
Total nonperforming assets	2,068	2,508	1,835	2,269	2,546		(18)	(19)	2,068	2,546		(19)
Allowance for credit losses:
Allowance for loan losses	1,809	1,687	1,348	1,442	1,607		7	13	1,809	1,607		13
Allowance for lending-related commitments	1,358	1,459	1,372	1,426	1,902		(7)	(29)	1,358	1,902		(29)
Total allowance for credit losses	3,167	3,146	2,720	2,868	3,509		1	(10)	3,167	3,509		(10)

Net charge-off/(recovery) rate (a)(e)	0.09%	0.05%	0.06%	0.01%	(0.03)%				0.07%	(0.03)%
Allowance for loan losses to period-end loans retained (a)	1.06	1.01	0.84	0.95	1.11				1.06	1.11
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (f)	1.38	1.31	1.12	1.29	1.53				1.38	1.53
Allowance for loan losses to nonaccrual loans retained (a)(c)	260	194	231	264	205				260	205
Nonaccrual loans to total period-end loans	0.71	0.85	0.68	0.87	0.98				0.71	0.98

(a)Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.
(b)Loans held-for-sale and loans at fair value primarily reflect lending related positions originated and purchased in CIB Markets, including loans held for securitization.
(c)Allowance for loan losses of $130 million, $226 million, $58 million, $138 million and $180 million were held against nonaccrual loans at June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively.
(d)At June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $196 million, $283 million, $281 million, $289 million and $316 million, respectively. These amounts have been excluded based upon the government guarantee.
(e)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(f)Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q22 Change				2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	2022	2021	2021
BUSINESS METRICS
Advisory	$664	$801	$1,557	$1,228	$916	(17)%	(28)%	$1,465	$1,596	(8)%
Equity underwriting	245	249	802	1,032	1,063	(2)	(77)	494	2,119	(77)
Debt underwriting	741	1,000	1,143	1,037	1,593	(26)	(53)	1,741	2,845	(39)
Total investment banking fees	$1,650	$2,050	$3,502	$3,297	$3,572	(20)	(54)	$3,700	$6,560	(44)

Client deposits and other third-party liabilities (average) (a)	722,388	709,121	717,496	714,376	721,882	2	—	715,791	713,868	—

Merchant processing volume (in billions) (b)	539.6	490.2	514.9	470.9	475.2	10	14	$1,029.8	$900.9	14

Assets under custody (“AUC”) (period-end) (in billions)	$28,579	$31,571	$33,221	$31,962	$32,122	(9)	(11)	28,579	$32,122	(11)

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (c)
Fixed income	$60	$47	$39	$38	$39	28	54
Foreign exchange	8	4	4	5	6	100	33
Equities	11	12	12	11	18	(8)	(39)
Commodities and other	14	15	12	11	22	(7)	(36)
Diversification benefit to CIB trading VaR (d)	(43)	(33)	(31)	(33)	(44)	(30)	2
CIB trading VaR (c)	50	45	36	32	41	11	22
Credit Portfolio VaR (e)	17	29	5	5	6	(41)	183
Diversification benefit to CIB VaR (d)	(15)	(10)	(4)	(4)	(6)	(50)	(150)
CIB VaR	$52	$64	$37	$33	$41	(19)	27

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)Represents total merchant processing volume across CIB, CCB and CB.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 135–137 of the Firm’s 2021 Form 10-K, and pages 67–69 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021 for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value. In the first quarter of 2022, in line with the Firm's internal model governance, the credit risk component of CVA related to certain counterparties was removed from Credit Portfolio VaR due to the widening of the credit spreads for those counterparties to elevated levels. The related hedges were also removed to maintain consistency. This exposure is now reflected in other sensitivity-based measures.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q22 Change				2022 Change
	2Q22	1Q22	4Q21		3Q21	2Q21	1Q22	2Q21	2022	2021	2021
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$348	$364	$356		$355	$350	(4)%	(1)%	$712	$681	5%
All other income	556	503	718		633	600	11	(7)	1,059	1,186	(11)
Noninterest revenue	904	867	1,074		988	950	4	(5)	1,771	1,867	(5)
Net interest income	1,779	1,531	1,538		1,532	1,533	16	16	3,310	3,009	10
TOTAL NET REVENUE (a)	2,683	2,398	2,612		2,520	2,483	12	8	5,081	4,876	4

Provision for credit losses	209	157	(89)		(363)	(377)	33	NM	366	(495)	NM

NONINTEREST EXPENSE
Compensation expense	559	553	496		511	484	1	15	1,112	966	15
Noncompensation expense	597	576	563		521	497	4	20	1,173	984	19
TOTAL NONINTEREST EXPENSE	1,156	1,129	1,059		1,032	981	2	18	2,285	1,950	17

Income/(loss) before income tax expense/(benefit)	1,318	1,112	1,642		1,851	1,879	19	(30)	2,430	3,421	(29)
Income tax expense/(benefit) (b)	324	262	408		442	457	24	(29)	586	818	(28)
NET INCOME (b)	$994	$850	$1,234		$1,409	$1,422	17	(30)	$1,844	$2,603	(29)

REVENUE BY PRODUCT
Lending	$1,058	$1,105	$1,151		$1,138	$1,172	(4)	(10)	$2,163	$2,340	(8)
Payments	1,205	981	949		947	914	23	32	2,186	1,757	24
Investment banking (c)	282	260	475		416	370	8	(24)	542	720	(25)
Other	138	52	37		19	27	165	411	190	59	222
TOTAL NET REVENUE (a)	$2,683	$2,398	$2,612		$2,520	$2,483	12	8	$5,081	$4,876	4

Investment banking revenue, gross (d)	$788	$729	$1,456		$1,343	$1,164	8	(32)	$1,517	$2,293	(34)

REVENUE BY CLIENT SEGMENT
Middle Market Banking	$1,169	$980	$1,062		$1,017	$1,009	19	16	$2,149	$1,925	12
Corporate Client Banking	927	830	928		878	851	12	9	1,757	1,702	3
Commercial Real Estate Banking	590	581	614		602	599	2	(2)	1,171	1,203	(3)
Other	(3)	7	8		23	24	NM	NM	4	46	(91)
TOTAL NET REVENUE (a)	$2,683	$2,398	$2,612		$2,520	$2,483	12	8	$5,081	$4,876	4

FINANCIAL RATIOS
ROE	15%	13%	19%	(b)	22%	23%			14%	21%
Overhead ratio	43	47	41		41	40			45	40

(a)Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $73 million, $69 million, $99 million, $80 million and $78 million for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively, and $142 million and $151 million for the six months ended June 30, 2022 and 2021, respectively.
(b)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(c)Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.
(d)Refer to page 61 of the Firm’s 2021 Form 10-K for discussion of revenue sharing.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q22 Change				2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	2022	2021	2021
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$242,456	$235,127	$230,776	$227,670	$226,022	3%	7%	$242,456	$226,022	7%
Loans:
Loans retained	223,541	213,073	206,220	201,283	200,929	5	11	223,541	200,929	11
Loans held-for-sale and loans at fair value	566	1,743	2,223	3,412	3,381	(68)	(83)	566	3,381	(83)
Total loans	$224,107	$214,816	$208,443	$204,695	$204,310	4	10	$224,107	$204,310	10
Equity	25,000	25,000	24,000	24,000	24,000	—	4	25,000	24,000	4

Period-end loans by client segment
Middle Market Banking (a)	$68,535	$64,306	$61,159	$58,918	$59,314	7	16	$68,535	$59,314	16
Corporate Client Banking	49,503	46,720	45,315	45,107	44,866	6	10	49,503	44,866	10
Commercial Real Estate Banking	105,982	103,685	101,751	100,458	99,858	2	6	105,982	99,858	6
Other	87	105	218	212	272	(17)	(68)	87	272	(68)
Total loans (a)	$224,107	$214,816	$208,443	$204,695	$204,310	4	10	$224,107	$204,310	10

SELECTED BALANCE SHEET DATA (average)
Total assets	$239,381	$233,474	$227,308	$222,760	$226,562	3	6	$236,444	$226,071	5
Loans:
Loans retained	218,478	208,540	201,676	199,789	202,102	5	8	213,536	203,127	5
Loans held-for-sale and loans at fair value	1,004	2,147	3,958	2,790	3,150	(53)	(68)	1,572	2,866	(45)
Total loans	$219,482	$210,687	$205,634	$202,579	$205,252	4	7	$215,108	$205,993	4
Client deposits and other third-party liabilities	300,425	316,921	323,821	300,595	290,250	(5)	4	308,627	290,619	6
Equity	25,000	25,000	24,000	24,000	24,000	—	4	25,000	24,000	4

Average loans by client segment
Middle Market Banking	$66,640	$62,437	$59,784	$59,032	$61,698	7	8	$64,550	$60,859	6
Corporate Client Banking	47,832	45,595	44,976	43,330	43,440	5	10	46,720	44,573	5
Commercial Real Estate Banking	104,890	102,498	100,682	100,120	99,864	2	5	103,701	100,260	3
Other	120	157	192	97	250	(24)	(52)	137	301	(54)
Total loans	$219,482	$210,687	$205,634	$202,579	$205,252	4	7	$215,108	$205,993	4

Headcount	13,811	13,220	12,902	12,584	12,163	4	14	13,811	12,163	14

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$1	$6	$8	$31	$3	(83)	(67)	$7	$32	(78)
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)(c)	761	751	740	735	1,006	1	(24)	761	1,006	(24)
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	—	2	—	NM	—	2	NM
Total nonaccrual loans	761	751	740	735	1,008	1	(25)	761	1,008	(25)

Assets acquired in loan satisfactions	8	17	17	16	17	(53)	(53)	8	17	(53)
Total nonperforming assets	769	768	757	751	1,025	—	(25)	769	1,025	(25)
Allowance for credit losses:
Allowance for loan losses	2,602	2,357	2,219	2,354	2,589	10	1	2,602	2,589	1
Allowance for lending-related commitments	725	762	749	711	870	(5)	(17)	725	870	(17)
Total allowance for credit losses	3,327	3,119	2,968	3,065	3,459	7	(4)	3,327	3,459	(4)

Net charge-off/(recovery) rate (d)	—%	0.01%	0.02%	0.06%	0.01%			0.01%	0.03%
Allowance for loan losses to period-end loans retained	1.16	1.11	1.08	1.17	1.29			1.16	1.29
Allowance for loan losses to nonaccrual loans retained (b)	342	314	300	320	257			342	257
Nonaccrual loans to period-end total loans	0.34	0.35	0.36	0.36	0.49			0.34	0.49

(a)At June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, total loans included $335 million, $640 million, $1.2 billion, $2.0 billion and $5.0 billion of loans, respectively, under the PPP, of which $306 million, $604 million, $1.1 billion, $1.9 billion and $4.9 billion were in Middle Market Banking. Refer to page 109 of the Firm’s 2021 Form 10-K for further information on the PPP.
(b)Allowance for loan losses of $74 million, $104 million, $124 million, $123 million and $188 million was held against nonaccrual loans retained at June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively.
(c)At June 30, 2022, March 31, 2022 and December 31, 2021, nonaccrual loans excluded PPP loans 90 or more days past due and insured by the SBA of $32 million, $50 million and $114 million, respectively. These amounts have been excluded based upon the SBA guarantee. There were no PPP loans 90 or more days past due in all other periods presented.
(d)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q22 Change				2022 Change
	2Q22	1Q22	4Q21		3Q21	2Q21	1Q22	2Q21	2022	2021	2021
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$3,037	$3,115	$3,330		$3,096	$3,019	(3)%	1%	$6,152	$5,907	4%
All other income	47	124	118		216	146	(62)	(68)	171	404	(58)
Noninterest revenue	3,084	3,239	3,448		3,312	3,165	(5)	(3)	6,323	6,311	—
Net interest income	1,222	1,076	1,025		988	942	14	30	2,298	1,873	23
TOTAL NET REVENUE	4,306	4,315	4,473		4,300	4,107	—	5	8,621	8,184	5

Provision for credit losses	44	154	(36)		(60)	(10)	(71)	NM	198	(131)	NM

NONINTEREST EXPENSE
Compensation expense	1,508	1,530	1,560		1,387	1,356	(1)	11	3,038	2,745	11
Noncompensation expense	1,411	1,330	1,437		1,375	1,230	6	15	2,741	2,415	13
TOTAL NONINTEREST EXPENSE	2,919	2,860	2,997		2,762	2,586	2	13	5,779	5,160	12

Income before income tax expense	1,343	1,301	1,512		1,598	1,531	3	(12)	2,644	3,155	(16)
Income tax expense (a)	339	293	387		402	375	16	(10)	632	739	(14)
NET INCOME (a)	$1,004	$1,008	$1,125		$1,196	$1,156	—	(13)	$2,012	$2,416	(17)

REVENUE BY LINE OF BUSINESS
Asset Management	$2,137	$2,314	$2,488		$2,337	$2,236	(8)	(4)	$4,451	$4,421	1
Global Private Bank	2,169	2,001	1,985		1,963	1,871	8	16	4,170	3,763	11
TOTAL NET REVENUE	$4,306	$4,315	$4,473		$4,300	$4,107	—	5	$8,621	$8,184	5

FINANCIAL RATIOS
ROE	23%	23%	31	% (a)	33%	32%			23%	34%
Overhead ratio	68	66	67		64	63			67	63
Pretax margin ratio:
Asset Management	29	33	32		36	37			31	36
Global Private Bank	33	27	36		38	38			30	41
Asset & Wealth Management	31	30	34		37	37			31	39

Headcount	23,981	23,366	22,762		22,051	20,866	3	15	23,981	20,866	15

Number of Global Private Bank client advisors	2,866	2,798	2,738		2,646	2,435	2	18	2,866	2,435	18

(a)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q22 Change				2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	2022	2021	2021
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$235,553	$233,070	$234,425	$221,702	$217,284	1%	8%	$235,553	$217,284	8%
Loans	218,841	215,130	218,271	202,871	198,683	2	10	218,841	198,683	10
Deposits	257,437	287,293	282,052	242,309	217,488	(10)	18	257,437	217,488	18
Equity	17,000	17,000	14,000	14,000	14,000	—	21	17,000	14,000	21

SELECTED BALANCE SHEET DATA (average)
Total assets	$234,565	$232,310	$227,597	$219,022	$214,384	1	9	$233,444	$210,963	11
Loans	216,846	214,611	209,169	200,635	195,171	1	11	215,735	191,966	12
Deposits	268,861	287,756	264,580	229,710	219,699	(7)	22	278,256	213,167	31
Equity	17,000	17,000	14,000	14,000	14,000	—	21	17,000	14,000	21

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$9	$(1)	$4	$(1)	$12	NM	(25)	$8	$23	(65)
Nonaccrual loans	620	626	708	686	792	(1)	(22)	620	792	(22)
Allowance for credit losses:
Allowance for loan losses	547	516	365	402	458	6	19	547	458	19
Allowance for lending-related commitments	22	19	18	20	25	16	(12)	22	25	(12)
Total allowance for credit losses	569	535	383	422	483	6	18	569	483	18
Net charge-off/(recovery) rate	0.02%	—%	0.01%	—%	0.02%			0.01%	0.02%
Allowance for loan losses to period-end loans	0.25	0.24	0.17	0.20	0.23			0.25	0.23
Allowance for loan losses to nonaccrual loans	88	82	52	59	58			88	58
Nonaccrual loans to period-end loans	0.28	0.29	0.32	0.34	0.40			0.28	0.40

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Jun 30, 2022
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2022 Change
CLIENT ASSETS	2022	2022	2021	2021	2021	2022	2021	2022	2021	2021
Assets by asset class
Liquidity	$654	$657	$708	$685	$698	—%	(6)%	$654	$698	(6)%
Fixed income	624	657	693	695	688	(5)	(9)	624	688	(9)
Equity	641	739	779	725	725	(13)	(12)	641	725	(12)
Multi-asset	615	699	732	702	702	(12)	(12)	615	702	(12)
Alternatives	209	208	201	189	174	—	20	209	174	20
TOTAL ASSETS UNDER MANAGEMENT	2,743	2,960	3,113	2,996	2,987	(7)	(8)	2,743	2,987	(8)
Custody/brokerage/administration/deposits	1,055	1,156	1,182	1,100	1,057	(9)	—	1,055	1,057	—
TOTAL CLIENT ASSETS (a)	$3,798	$4,116	$4,295	$4,096	$4,044	(8)	(6)	$3,798	$4,044	(6)

Assets by client segment
Private Banking	$712	$777	$805	$773	$752	(8)	(5)	$712	$752	(5)
Global Institutional	1,294	1,355	1,430	1,375	1,383	(5)	(6)	1,294	1,383	(6)
Global Funds	737	828	878	848	852	(11)	(13)	737	852	(13)
TOTAL ASSETS UNDER MANAGEMENT	$2,743	$2,960	$3,113	$2,996	$2,987	(7)	(8)	$2,743	$2,987	(8)

Private Banking	$1,715	$1,880	$1,931	$1,817	$1,755	(9)	(2)	$1,715	$1,755	(2)
Global Institutional	1,339	1,402	1,479	1,425	1,430	(4)	(6)	1,339	1,430	(6)
Global Funds	744	834	885	854	859	(11)	(13)	744	859	(13)
TOTAL CLIENT ASSETS (a)	$3,798	$4,116	$4,295	$4,096	$4,044	(8)	(6)	$3,798	$4,044	(6)

Assets under management rollforward
Beginning balance	$2,960	$3,113	$2,996	$2,987	$2,833			$3,113	$2,716
Net asset flows:
Liquidity	—	(52)	20	(11)	15			(52)	59
Fixed income	(1)	(3)	—	11	17			(4)	25
Equity	9	11	18	16	20			20	51
Multi-asset	(3)	6	6	3	2			3	8
Alternatives	1	5	10	3	10			6	13
Market/performance/other impacts	(223)	(120)	63	(13)	90			(343)	115
Ending balance	$2,743	$2,960	$3,113	$2,996	$2,987			$2,743	$2,987

Client assets rollforward
Beginning balance	$4,116	$4,295	$4,096	$4,044	$3,828			$4,295	$3,652
Net asset flows	(1)	(5)	109	75	75			(6)	205
Market/performance/other impacts	(317)	(174)	90	(23)	141			(491)	187
Ending balance	$3,798	$4,116	$4,295	$4,096	$4,044			$3,798	$4,044

(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q22 Change					2022 Change
	2Q22		1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	2022		2021	2021
INCOME STATEMENT
REVENUE
Principal transactions	$17		$(161)	$26	$(103)	$(8)	NM	NM	$(144)		$264	NM
Investment securities gains/(losses)	(153)		(394)	52	(256)	(155)	61%	1%	(547)		(141)	(288)%
All other income	(108)		210	58	117	(45)	NM	(140)	102		51	100
Noninterest revenue	(244)		(345)	136	(242)	(208)	29	(17)	(589)		174	NM
Net interest income	324		(536)	(681)	(1,054)	(961)	NM	NM	(212)		(1,816)	88
TOTAL NET REVENUE (a)	80		(881)	(545)	(1,296)	(1,169)	NM	NM	(801)		(1,642)	51

Provision for credit losses	28		29	23	(7)	49	(3)	(43)	57		65	(12)

NONINTEREST EXPENSE	206		184	251	160	515	12	(60)	390		1,391	(72)
Income/(loss) before income tax expense/(benefit)	(154)		(1,094)	(819)	(1,449)	(1,733)	86	91	(1,248)		(3,098)	60
Income tax expense/(benefit) (b)	20		(238)	(169)	(533)	(438)	NM	NM	(218)		(951)	77
NET INCOME/(LOSS) (b)	$(174)		$(856)	$(650)	$(916)	$(1,295)	80	87	$(1,030)		$(2,147)	52

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	82		(944)	(480)	(1,198)	(1,081)	NM	NM	(862)		(1,786)	52
Other Corporate	(2)		63	(65)	(98)	(88)	NM	98	61		144	(58)
TOTAL NET REVENUE	$80		$(881)	$(545)	$(1,296)	$(1,169)	NM	NM	$(801)		$(1,642)	51

NET INCOME/(LOSS)
Treasury and CIO	88		(748)	(428)	(998)	(956)	NM	NM	(660)		(1,631)	60
Other Corporate (b)	(262)		(108)	(222)	82	(339)	(143)	23	(370)		(516)	28
TOTAL NET INCOME/(LOSS) (b)	$(174)		$(856)	$(650)	$(916)	$(1,295)	80	87	$(1,030)		$(2,147)	52

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,459,528		$1,539,844	$1,518,100	$1,459,283	$1,382,653	(5)	6	$1,459,528		$1,382,653	6
Loans	2,187		1,957	1,770	1,697	1,530	12	43	2,187		1,530	43
Deposits	13,191	(e)	1,434	396	546	372	NM	NM	13,191	(e)	372	NM

Headcount	40,348		39,802	38,952	38,302	37,520	1	8	40,348		37,520	8

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains/(losses)	$(153)		$(394)	$52	$(256)	$(155)	61	1	$(547)		$(141)	(288)
Available-for-sale securities (average)	252,121		304,314	290,590	223,747	342,338	(17)	(26)	278,073		357,307	(22)
Held-to-maturity securities (average) (c)	418,843		364,814	349,989	339,544	240,696	15	74	391,978		224,417	75
Investment securities portfolio (average)	$670,964		$669,128	$640,579	$563,291	$583,034	—	15	$670,051		$581,724	15
Available-for-sale securities (period-end)	220,213		310,909	306,352	249,484	230,127	(29)	(4)	220,213		230,127	(4)
Held-to-maturity securities, net of allowance for credit losses (period-end) (c)	441,649		366,585	363,707	343,542	341,476	20	29	441,649		341,476	29
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$661,862		$677,494	$670,059	$593,026	$571,603	(2)	16	$661,862		$571,603	16

(a)Included tax-equivalent adjustments, driven by tax-exempt income from municipal bonds, of $60 million, $58 million, $60 million, $64 million and $66 million for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively, and $118 million and $133 million for the six months ended June 30, 2022 and 2021, respectively.
(b)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(c)During 2022 and 2021, the Firm transferred $73.2 billion and $104.5 billion of investment securities, respectively, from AFS to HTM for capital management purposes.
(d)At June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, the allowance for credit losses on investment securities was $47 million, $41 million, $42 million, $73 million and $87 million, respectively.
(e)Predominantly relates to international consumer growth initiatives.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
									Jun 30, 2022
									Change
	Jun 30,	Mar 31,	Dec 31,		Sep 30,		Jun 30,		Mar 31,	Jun 30,
	2022	2022	2021		2021		2021		2022	2021
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$302,631	$296,161	$295,556		$298,308		$297,731		2%	2%
Loans held-for-sale and loans at fair value	14,581	16,328	27,750		29,856		31,954		(11)	(54)
Total consumer, excluding credit card loans	317,212	312,489	323,306		328,164		329,685		2	(4)

Credit card loans
Loans retained	165,494	152,283	154,296		143,166		141,079		9	17
Loans held-for-sale	—	—	—		—		723		—	NM
Total credit card loans	165,494	152,283	154,296		143,166		141,802		9	17
Total consumer loans	482,706	464,772	477,602		471,330		471,487		4	2

Wholesale loans (b)
Loans retained	584,265	569,953	560,354		532,786		524,855		3	11
Loans held-for-sale and loans at fair value	37,184	38,560	39,758		40,499		44,612		(4)	(17)
Total wholesale loans	621,449	608,513	600,112		573,285		569,467		2	9

Total loans	1,104,155	1,073,285	1,077,714		1,044,615		1,040,954		3	6
Derivative receivables	81,317	73,636	57,081		67,908		66,320	(g)	10	23
Receivables from customers (c)	58,349	68,473	59,645		58,752		59,609		(15)	(2)
Total credit-related assets	1,243,821	1,215,394	1,194,440		1,171,275		1,166,883		2	7

Lending-related commitments
Consumer, excluding credit card	40,484	47,103	45,334		56,684		56,875		(14)	(29)
Credit card (d)	774,021	757,283	730,534		710,610		682,531		2	13
Wholesale	487,500	497,232	486,445	(g)	499,236	(g)	502,616		(2)	(3)
Total lending-related commitments	1,302,005	1,301,618	1,262,313		1,266,530		1,242,022		—	5

Total credit exposure	$2,545,826	$2,517,012	$2,456,753		$2,437,805		$2,408,905		1	6

Memo: Total by category
Consumer exposure (e)	$1,297,211	$1,269,158	$1,253,470		$1,238,624		$1,210,893		2	7
Wholesale exposure (f)	1,248,615	1,247,854	1,203,283		1,199,181		1,198,012		—	4
Total credit exposure	$2,545,826	$2,517,012	$2,456,753		$2,437,805		$2,408,905		1	6

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CB and CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2022
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2022	2022	2021	2021	2021	2022	2021
NONPERFORMING ASSETS (a)(b)
Consumer nonaccrual loans
Loans retained	$4,186	$4,485	$4,878	$4,911	$5,183	(7)%	(19)%
Loans held-for-sale and loans at fair value	486	525	472	440	475	(7)	2
Total consumer nonaccrual loans	4,672	5,010	5,350	5,351	5,658	(7)	(17)

Wholesale nonaccrual loans
Loans retained	2,083	2,289	2,054	2,084	2,698	(9)	(23)
Loans held-for-sale and loans at fair value	407	459	391	808	716	(11)	(43)
Total wholesale nonaccrual loans	2,490	2,748	2,445	2,892	3,414	(9)	(27)

Total nonaccrual loans (c)	7,162	7,758	7,795	8,243	9,072	(8)	(21)

Derivative receivables	447	597	316	393	481	(25)	(7)
Assets acquired in loan satisfactions	236	250	235	246	249	(6)	(5)
Total nonperforming assets	7,845	8,605	8,346	8,882	9,802	(9)	(20)
Wholesale lending-related commitments (d)	397	767	764	641	851	(48)	(53)
Total nonperforming exposure	$8,242	$9,372	$9,110	$9,523	$10,653	(12)	(23)

NONACCRUAL LOAN-RELATED RATIOS (b)
Total nonaccrual loans to total loans	0.65%	0.72%	0.72%	0.79%	0.87%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.47	1.60	1.65	1.63	1.72
Total wholesale nonaccrual loans to total
wholesale loans	0.40	0.45	0.41	0.50	0.60

(a)At June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, nonperforming assets excluded: (1) mortgage loans 90 or more days past due and insured by U.S. government agencies of $453 million, $598 million, $623 million, $644 million and $713 million, respectively; and (2) real estate owned (“REO”) insured by U.S. government agencies of $8 million, $6 million, $5 million, $5 million and $7 million, respectively. The amount of mortgage loans 90 or more days past due and insured by U.S. government agencies excluded at June 30, 2021 has been revised to conform with the current presentation. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2021 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)At June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, nonperforming assets excluded PPP loans 90 or more days past due and insured by the SBA of $119 million, $236 million, $633 million and $5 million, respectively. These amounts have been excluded based upon the SBA guarantee. There were no PPP loans 90 or more days past due at June 30, 2021.
(c)Generally excludes loans that were under payment deferral or other assistance, including amendments or waivers of financial covenants, in response to the COVID-19 pandemic.
(d)Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q22 Change				2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	2022	2021	2021
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$17,192	$16,386	$18,150	$19,500	$23,001	5%	(25)%	$16,386	$28,328	(42)%
Net charge-offs:
Gross charge-offs	1,036	976	968	940	1,188	6	(13)	2,012	2,656	(24)
Gross recoveries collected	(379)	(394)	(418)	(416)	(454)	4	17	(773)	(865)	11
Net charge-offs	657	582	550	524	734	13	(10)	1,239	1,791	(31)
Provision for loan losses	1,230	1,368	(1,214)	(819)	(2,759)	(10)	NM	2,598	(7,038)	NM
Other	(15)	20	—	(7)	(8)	NM	(88)	5	1	400
Ending balance	$17,750	$17,192	$16,386	$18,150	$19,500	3	(9)	$17,750	$19,500	(9)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,358	$2,261	$2,305	$2,998	$2,516	4	(6)	$2,261	$2,409	(6)
Provision for lending-related commitments	(135)	96	(43)	(694)	481	NM	NM	(39)	588	NM
Other	(1)	1	(1)	1	1	NM	NM	—	1	NM
Ending balance	$2,222	$2,358	$2,261	$2,305	$2,998	(6)	(26)	$2,222	$2,998	(26)

ALLOWANCE FOR INVESTMENT SECURITIES	$47	$41	$42	$73	$87	15	(46)	$47	$87	(46)

Total allowance for credit losses	$20,019	$19,591	$18,689	$20,528	$22,585	2	(11)	$20,019	$22,585	(11)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.04%	0.06%	0.04%	(0.01)%	(0.04)%			0.05%	(0.01)%
Credit card retained loans	1.47	1.37	1.28	1.39	2.24			1.42	2.60
Total consumer retained loans	0.53	0.50	0.45	0.44	0.67			0.52	0.80
Wholesale retained loans	0.03	0.02	0.03	0.03	0.01			0.03	0.02
Total retained loans	0.25	0.24	0.22	0.21	0.31			0.24	0.38

Memo: Average retained loans
Consumer retained, excluding credit card loans	$299,649	$295,460	$296,423	$298,019	$298,823	1	—	$297,566	$300,430	(1)
Credit card retained loans	158,434	149,398	148,471	141,371	135,430	6	17	153,941	134,796	14
Total average retained consumer loans	458,083	444,858	444,894	439,390	434,253	3	5	451,507	435,226	4
Wholesale retained loans	577,850	559,395	541,183	528,979	519,902	3	11	568,673	517,892	10
Total average retained loans	$1,035,933	$1,004,253	$986,077	$968,369	$954,155	3	9	$1,020,180	$953,118	7

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2022
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2022	2022	2021	2021	2021	2022	2021
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$(676)	$(644)	$(665)	$(571)	$(557)	(5)%	(21)%
Portfolio-based	2,605	2,538	2,430	2,445	2,455	3	6
Total consumer, excluding credit card	1,929	1,894	1,765	1,874	1,898	2	2
Credit card
Asset-specific (b)	227	262	313	383	443	(13)	(49)
Portfolio-based	10,173	9,988	9,937	11,267	12,057	2	(16)
Total credit card	10,400	10,250	10,250	11,650	12,500	1	(17)
Total consumer	12,329	12,144	12,015	13,524	14,398	2	(14)
Wholesale
Asset-specific (c)	332	485	263	357	488	(32)	(32)
Portfolio-based	5,089	4,563	4,108	4,269	4,614	12	10
Total wholesale	5,421	5,048	4,371	4,626	5,102	7	6
Total allowance for loan losses	17,750	17,192	16,386	18,150	19,500	3	(9)
Allowance for lending-related commitments	2,222	2,358	2,261	2,305	2,998	(6)	(26)
Allowance for investment securities	47	41	42	73	87	15	(46)
Total allowance for credit losses	$20,019	$19,591	$18,689	$20,528	$22,585	2	(11)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.64%	0.64%	0.60%	0.63%	0.64%
Credit card allowance to total credit card retained loans	6.28	6.73	6.64	8.14	8.86
Wholesale allowance to total wholesale retained loans	0.93	0.89	0.78	0.87	0.97
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (d)	0.99	0.95	0.84	0.93	1.05
Total allowance to total retained loans	1.69	1.69	1.62	1.86	2.02
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	46	42	36	38	37
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (e)	117	102	89	93	89
Wholesale allowance to wholesale retained nonaccrual loans	260	221	213	222	189
Total allowance to total retained nonaccrual loans	283	254	236	259	247

(a)Includes collateral-dependent loans, including those considered troubled debt restructurings (“TDRs”) and those for which foreclosure is deemed probable, modified PCD loans, and non-collateral dependent loans that have been modified or are reasonably expected to be modified in a TDR.
(b)The asset-specific credit card allowance for loan losses relates to loans that have been modified or are reasonably expected to be modified in a TDR; the Firm calculates this allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.
(c)Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified or are reasonably expected to be modified in a TDR.
(d)Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.
(e)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.
(e)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding CIB Markets (“Markets”, which is composed of Fixed Income Markets and Equity Markets), as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income.These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to page 70 of the Firm’s 2021 Form 10-K.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q22 Change				2022 Change
(in millions, except rates)	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	2022	2021	2021

Net interest income - reported	$15,128	$13,872	$13,601	$13,080	$12,741	9%	19%	$29,000	$25,630	13%
Fully taxable-equivalent adjustments	103	98	108	104	109	5	(6)	201	218	(8)
Net interest income - managed basis (a)	$15,231	$13,970	$13,709	$13,184	$12,850	9	19	$29,201	$25,848	13
Less: Markets net interest income	1,549	2,218	2,066	1,967	1,987	(30)	(22)	3,767	4,210	(11)
Net interest income excluding Markets (a)	$13,682	$11,752	$11,643	$11,217	$10,863	16	26	$25,434	$21,638	18

Average interest-earning assets	$3,385,894	$3,401,951	$3,337,855	$3,219,786	$3,177,195	—	7	$3,393,879	$3,152,022	8
Less: Average Markets interest-earning assets	957,304	963,845	908,093	894,892	882,848	(1)	8	960,556	874,764	10
Average interest-earning assets excluding Markets	$2,428,590	$2,438,106	$2,429,762	$2,324,894	$2,294,347	—	6	$2,433,323	$2,277,258	7

Net yield on average interest-earning assets - managed basis	1.80%	1.67%	1.63%	1.62%	1.62%			1.74%	1.65%
Net yield on average Markets interest-earning assets	0.65	0.93	0.90	0.87	0.90			0.79	0.97
Net yield on average interest-earning assets excluding Markets	2.26	1.95	1.90	1.91	1.90			2.11	1.92

Noninterest revenue - reported	$15,587	$16,845	$15,656	$16,567	$17,738	(7)	(12)	$32,432	$37,115	(13)
Fully taxable-equivalent adjustments	812	775	984	690	807	5	1	1,587	1,551	2
Noninterest revenue - managed basis	$16,399	$17,620	$16,640	$17,257	$18,545	(7)	(12)	$34,019	$38,666	(12)
Less: Markets noninterest revenue	6,241	6,535	3,222	4,302	4,800	(4)	30	12,776	11,627	10
Noninterest revenue excluding Markets	$10,158	$11,085	$13,418	$12,955	$13,745	(8)	(26)	$21,243	$27,039	(21)

Memo: Markets total net revenue	$7,790	$8,753	$5,288	$6,269	$6,787	(11)	15	$16,543	$15,837	4

(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.